EQ ADVISORS TRUSTSM

•	EQ/AB Dynamic Aggressive Growth Portfolio
•	EQ/AB Dynamic Growth Portfolio
•	EQ/AB Dynamic Moderate Growth Portfolio

SUPPLEMENT DATED MARCH 3, 2021 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, and EQ/AB Dynamic Moderate Growth Portfolio.

Effective immediately, Brian Brugman of AllianceBernstein L.P. no longer serves as a member of the team that is responsible for securities selection, research and trading for the EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, and EQ/AB Dynamic Moderate Growth Portfolio. All references to Brian Brugman in the Summary Prospectus, Prospectus and SAI are deleted in their entirety effective immediately.